SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


                              JULY 15, 1997





                   HOST MARRIOTT SERVICES CORPORATION




       DELAWARE                     1-14040                  52-1938672
------------------------         ------------           ----------------------
(State of Incorporation)         (Commission               (I.R.S. Employer
                                 File Number)           Identification Number)




                          6600 ROCKLEDGE DRIVE
                        BETHESDA, MARYLAND 20817
                             (301) 380-7000











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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         None.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         None.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         None.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         None.


ITEM 5.  OTHER EVENTS.

         News Release dated July 15, 1997 announcing second quarter results and containing forward looking statements


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         None.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         EXHIBIT NO.
              20           News Release dated July 15, 1997


ITEM 8.  CHANGE IN FISCAL YEAR.

         None.


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


                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     HOST MARRIOTT SERVICES CORPORATION

    JULY 15, 1997                          /S/ BRIAN W. BETHERS
---------------------          -------------------------------------------------
        Date                                  Brian W. Bethers
                               Senior Vice President and Chief Financial Officer




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